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                                                                    EXHIBIT 99.1

    Certification by the Chief Executive Officer and Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements

         I, Eric Bescoby, Chief Executive Officer, and I, Lynn Skillen, Chief Financial Officer, of Catalina Lighting, Inc., a Florida corporation (the "Company"), hereby certify that:

         (a) The Company's periodic report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Form 10-Q presents fairly, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

Chief Executive Officer                              Chief Financial Officer

/s/ Eric Bescoby                                     /s/ Lynn Skillen
------------------------                             ---------------------------
Eric Bescoby                                         Lynn Skillen

Date: August 13, 2002                                Date: August 13, 2002